GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

(the “Fund”)

Supplement dated March 2, 2016 to the

Prospectus dated September 17, 2015

The above-listed Fund is not yet in operation and thus is not currently offered by the Goldman Sachs ETF Trust.

This Supplement should be retained with your Prospectus for future reference.

ACTBETAOPSTK 03-16